                                                                             4A


--------------------------------------------------------------------------------

                        WISCONSIN PUBLIC SERVICE CORPORATION

                                                         AS ISSUER

                                         TO

                 FIRSTAR BANK MILWAUKEE, N.A., NATIONAL ASSOCIATION

                                                         AS TRUSTEE



                               ----------------------

                                     INDENTURE


                               SENIOR DEBT SECURITIES

                            DATED AS OF DECEMBER 1, 1998

                               ----------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                  PAGE
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
ARTICLE I        DEFINITIONS AND OTHER PROVISIONS OF
                 GENERAL APPLICATION. . . . . . . . . . . . . . . . . . . . . . . . 2

     SECTION 1.01.       Definitions. . . . . . . . . . . . . . . . . . . . . . . . 2
          (a)    "ACT," . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (b)    "AFFILIATE". . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (c)    "AUTHENTICATING AGENT" . . . . . . . . . . . . . . . . . . . . . . 2
          (d)    "BANKRUPTCY LAW" . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (e)    "BOARD OF DIRECTORS" . . . . . . . . . . . . . . . . . . . . . . . 3
          (f)    "BOARD RESOLUTION" . . . . . . . . . . . . . . . . . . . . . . . . 3
          (g)    "BONDHOLDER" . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (h)    "BUSINESS DAY,". . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (i)    "CAPITAL LEASE". . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (j)    "CAPITALIZATION" . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (k)    "COLLATERAL BONDS,". . . . . . . . . . . . . . . . . . . . . . . . 3
          (l)    "COMMISSION" . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (m)    "COMPANY". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (n)    "COMPANY REQUEST" or "COMPANY ORDER" . . . . . . . . . . . . . . . 4
          (o)    "CORPORATE TRUST OFFICE" . . . . . . . . . . . . . . . . . . . . . 4
          (p)    "COVENANT DEFEASANCE". . . . . . . . . . . . . . . . . . . . . . . 4
          (q)    "CUSTODIAN". . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (r)    "DEBT" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (s)    "DEFAULT". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (t)    "DEFAULTED INTEREST" . . . . . . . . . . . . . . . . . . . . . . . 4
          (u)    "DEFEASANCE" . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (v)    "DEPOSITARY" . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (w)    "DOLLARS" and "$". . . . . . . . . . . . . . . . . . . . . . . . . 4
          (x)    "EVENT OF DEFAULT" . . . . . . . . . . . . . . . . . . . . . . . . 4
          (y)    "EXCHANGE ACT" . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (z)    "EXPERT" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (aa)   "FIRST MORTGAGE BONDS" . . . . . . . . . . . . . . . . . . . . . . 5
          (bb)   "FIRST MORTGAGE INDENTURE" . . . . . . . . . . . . . . . . . . . . 5
          (cc)   "GAAP" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (dd)   "GLOBAL SECURITY". . . . . . . . . . . . . . . . . . . . . . . . . 5
          (ee)   "HOLDER" or "SECURITY HOLDER". . . . . . . . . . . . . . . . . . . 5
          (ff)   "HYBRID PREFERRED SECURITIES". . . . . . . . . . . . . . . . . . . 5

                                       -i-

                                                                                  PAGE
          (gg)   "HYBRID PREFERRED SECURITIES SUBSIDIARY" . . . . . . . . . . . . . 6
          (hh)   "INDENTURE". . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (ii)   "INITIAL SECURITIES" . . . . . . . . . . . . . . . . . . . . . . . 6
          (jj)   "INTEREST,". . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (kk)   "INTEREST PAYMENT DATE," . . . . . . . . . . . . . . . . . . . . . 6
          (ll)   "JUNIOR SUBORDINATED INDEBTEDNESS" . . . . . . . . . . . . . . . . 6
          (mm)   "LIEN,". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (nn)   "MATURITY,". . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (oo)   "MORTGAGE,". . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (pp)   "MORTGAGE TRUSTEE,". . . . . . . . . . . . . . . . . . . . . . . . 6
          (qq)   "NET TANGIBLE ASSETS". . . . . . . . . . . . . . . . . . . . . . . 6
          (rr)   "OFFICER". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (ss)   "OFFICER'S CERTIFICATE". . . . . . . . . . . . . . . . . . . . . . 7
          (tt)   "OPERATING PROPERTY" . . . . . . . . . . . . . . . . . . . . . . . 7
          (uu)   "OPINION OF COUNSEL" . . . . . . . . . . . . . . . . . . . . . . . 7
          (vv)   "ORIGINAL ISSUE DISCOUNT SECURITY" . . . . . . . . . . . . . . . . 7
          (ww)   "OUTSTANDING," . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (xx)   "PAYING AGENT" . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (yy)   "PERSON" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (zz)   "PLACE OF PAYMENT,". . . . . . . . . . . . . . . . . . . . . . . . 8
          (aaa)  "REDEMPTION DATE," . . . . . . . . . . . . . . . . . . . . . . . . 8
          (bbb)  "REDEMPTION PRICE,". . . . . . . . . . . . . . . . . . . . . . . . 8
          (ccc)  "REGULAR RECORD DATE". . . . . . . . . . . . . . . . . . . . . . . 8
          (ddd)  "RELATED SERIES OF COLLATERAL BONDS" . . . . . . . . . . . . . . . 9
          (eee)  "RELATED SERIES OF SECURITIES" . . . . . . . . . . . . . . . . . . 9
          (fff)  "RELATED SERIES OF SUBSTITUTED COLLATERAL BONDS,". . . . . . . . . 9
          (ggg)  "RELEASE DATE,". . . . . . . . . . . . . . . . . . . . . . . . . . 9
          (hhh)  "RESPONSIBLE OFFICER," . . . . . . . . . . . . . . . . . . . . . . 9
          (iii)  "SALE AND LEASE-BACK TRANSACTION". . . . . . . . . . . . . . . . . 9
          (jjj)  "SECURITIES" . . . . . . . . . . . . . . . . . . . . . . . . . . .10
          (kkk)  "SECURITY REGISTER" and "SECURITY REGISTRAR". . . . . . . . . . . 10
          (lll)  "SPECIAL RECORD DATE" . . . . . . . . . . . . . . . . . . . . . . 10
          (mmm)  "STATED MATURITY,". . . . . . . . . . . . . . . . . . . . . . . . 10
          (nnn)  "SUBSIDIARY". . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          (ooo)  "SUBSTITUTED COLLATERAL BONDS," . . . . . . . . . . . . . . . . . 10
          (ppp)  "SUBSTITUTED MORTGAGE INDENTURE". . . . . . . . . . . . . . . . . 10
          (qqq)  "TRUST INDENTURE ACT" . . . . . . . . . . . . . . . . . . . . . . 10
          (rrr)  "TRUSTEE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          (sss)  "U.S. GOVERNMENT OBLIGATIONS" . . . . . . . . . . . . . . . . . . 10
          (ttt)  "VALUE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
          (uuu)  "VICE PRESIDENT," . . . . . . . . . . . . . . . . . . . . . . . . 11

                                       -ii-

                                                                                  PAGE
     SECTION 1.02.       Compliance Certificates and Opinions. . . . . . . . . . . 11
     SECTION 1.03.       Form of Documents Delivered to Trustee. . . . . . . . . . 12
     SECTION 1.04.       Acts of Holders.. . . . . . . . . . . . . . . . . . . . . 12
     SECTION 1.05.       Notices, Etc., to Trustee and Company.. . . . . . . . . . 13
     SECTION 1.06.       Notice to Holders; Waiver.. . . . . . . . . . . . . . . . 14
     SECTION 1.07.       Conflict with Trust Indenture Act.. . . . . . . . . . . . 14
     SECTION 1.08.       Effect of Headings and Table of Contents. . . . . . . . . 15
     SECTION 1.09.       Successors and Assigns. . . . . . . . . . . . . . . . . . 15
     SECTION 1.10.       Separability Clause.. . . . . . . . . . . . . . . . . . . 15
     SECTION 1.11.       Benefits of Indenture.. . . . . . . . . . . . . . . . . . 15
     SECTION 1.12.       Governing Law.. . . . . . . . . . . . . . . . . . . . . . 15
     SECTION 1.13.       Legal Holidays. . . . . . . . . . . . . . . . . . . . . . 15
     SECTION 1.14.       No Recourse Against Others. . . . . . . . . . . . . . . . 15

ARTICLE II       SECURITY FORMS. . . . . . . . . . . . . . . . . . . . . . . . . . 17
     SECTION 2.01.       Forms Generally.. . . . . . . . . . . . . . . . . . . . . 17
     SECTION 2.02.       Form of Face of Security. . . . . . . . . . . . . . . . . 17
     SECTION 2.03.       Form of Reverse of Security.. . . . . . . . . . . . . . . 20
     SECTION 2.04.       Form of Trustee's Certificate of Authentication.. . . . . 26
     SECTION 2.05.       Securities Issuable in the Form of a Global
                         Security. . . . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 2.06.       CUSIP Number. . . . . . . . . . . . . . . . . . . . . . . 28
     SECTION 2.07.       Payment of Securities.. . . . . . . . . . . . . . . . . . 28

ARTICLE III      THE SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 3.01.       Amount Unlimited; Issuable in Series. . . . . . . . . . . 30
     SECTION 3.02.       Denominations.. . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 3.03.       Execution, Authentication, Delivery and Dating. . . . . . 32
     SECTION 3.04.       Temporary Securities. . . . . . . . . . . . . . . . . . . 35
     SECTION 3.05.       Registration, Registration of Transfer and Exchange.. . . 35
     SECTION 3.06.       Mutilated, Destroyed, Lost and Stolen Securities. . . . . 36
     SECTION 3.07.       Payment of Interest; Interest Rights Preserved. . . . . . 37
     SECTION 3.08.       Persons Deemed Owners . . . . . . . . . . . . . . . . . . 38
     SECTION 3.09.       Cancellation. . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 3.10.       Computation of Interest.. . . . . . . . . . . . . . . . . 39

ARTICLE IV       COLLATERAL BONDS; PLEDGED SUBSTITUTED COLLATERAL BONDS. . . . . . 40
     SECTION 4.01.       Delivery and Acceptance of Collateral Bonds . . . . . . . 40
     SECTION 4.02.       Terms of Collateral Bonds . . . . . . . . . . . . . . . . 40
     SECTION 4.03.       Collateral Bonds Held by the Trustee. . . . . . . . . . . 40
     SECTION 4.04.       No Transfer of Collateral Bonds; Exception. . . . . . . . 40
     SECTION 4.05.       Delivery to the Company of All Collateral Bonds . . . . . 41

                                       -iii-

                                                                                  PAGE
     SECTION 4.06.       Further Assurances. . . . . . . . . . . . . . . . . . . . 41
     SECTION 4.07.       Exchange and Surrender of Collateral Bonds. . . . . . . . 41
     SECTION 4.08.       Collateral Bonds as Security for Securities;
                         Application of Payment on Collateral Bonds. . . . . . . . 42
     SECTION 4.09.       Substituted Collateral Bonds. . . . . . . . . . . . . . . 43
     SECTION 4.10.       Fair Value Certificate. . . . . . . . . . . . . . . . . . 44

ARTICLE V        SATISFACTION AND DISCHARGE. . . . . . . . . . . . . . . . . . . . 46
     SECTION 5.01.       Satisfaction and Discharge of Indenture.. . . . . . . . . 46
     SECTION 5.02.       Application of Trust Money. . . . . . . . . . . . . . . . 47

ARTICLE VI       REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     SECTION 6.01.       Events of Default.. . . . . . . . . . . . . . . . . . . . 48
     SECTION 6.02.       Acceleration of Maturity and Rescission.. . . . . . . . . 49
     SECTION 6.03.       Collection of Indebtedness and Suits for
                         Enforcement by Trustee. . . . . . . . . . . . . . . . . . 50
     SECTION 6.04.       Trustee May File Proofs of Claim. . . . . . . . . . . . . 51
     SECTION 6.05.       Trustee May Enforce Claims Without Possession of
                         Securities. . . . . . . . . . . . . . . . . . . . . . . . 52
     SECTION 6.06.       Application of Money Collected. . . . . . . . . . . . . . 52
     SECTION 6.07.       Limitation on Suits.. . . . . . . . . . . . . . . . . . . 53
     SECTION 6.08.       Unconditional Right of Holders to Receive
                         Principal, Premium and Interest . . . . . . . . . . . . . 53
     SECTION 6.09.       Restoration of Rights and Remedies. . . . . . . . . . . . 54
     SECTION 6.10.       Rights and Remedies Cumulative. . . . . . . . . . . . . . 54
     SECTION 6.11.       Delay or Omission Not Waiver. . . . . . . . . . . . . . . 54
     SECTION 6.12.       Control by Holders. . . . . . . . . . . . . . . . . . . . 54
     SECTION 6.13.       Waiver of Past Defaults.. . . . . . . . . . . . . . . . . 55
     SECTION 6.14.       Undertaking for Costs.. . . . . . . . . . . . . . . . . . 55
     SECTION 6.15.       Defaults Under First Mortgage Indenture or
                         Substituted Mortgage Indenture. . . . . . . . . . . . . . 55

ARTICLE VII      THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
     SECTION 7.01.       Certain Duties and Responsibilities of the Trustee. . . . 56
     SECTION 7.02.       Notice of Defaults. . . . . . . . . . . . . . . . . . . . 56
     SECTION 7.03.       Certain Rights of Trustee.. . . . . . . . . . . . . . . . 56
     SECTION 7.04.       Not Responsible for Recitals or Issuance of
                         Securities. . . . . . . . . . . . . . . . . . . . . . . . 57
     SECTION 7.05.       May Hold Securities.. . . . . . . . . . . . . . . . . . . 58
     SECTION 7.06.       Money Held in Trust.. . . . . . . . . . . . . . . . . . . 58
     SECTION 7.07.       Compensation and Reimbursement. . . . . . . . . . . . . . 58
     SECTION 7.08.       Disqualification; Conflicting Interests.. . . . . . . . . 59
     SECTION 7.09.       Corporate Trustee Required; Eligibility.. . . . . . . . . 59

                                       -iv-

                                                                                  PAGE
     SECTION 7.10.       Resignation and Removal; Appointment of
                         Successor.. . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 7.11.       Acceptance of Appointment by Successor. . . . . . . . . . 61
     SECTION 7.12.       Merger, Conversion, Consolidation or Succession to
                         Business. . . . . . . . . . . . . . . . . . . . . . . . . 62
     SECTION 7.13.       Preferential Collection of Claims Against
                         Company.. . . . . . . . . . . . . . . . . . . . . . . . . 62
     SECTION 7.14.       Appointment of Authenticating Agent.. . . . . . . . . . . 62

ARTICLE VIII     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY . . . . . . . . 65
     SECTION 8.01.       Company to Furnish Trustee Names and Addresses of
                         Holders . . . . . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 8.02.       Preservation of Information; Communications to
                         Holders . . . . . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 8.03.       Reports by Trustee. . . . . . . . . . . . . . . . . . . . 66
     SECTION 8.04.       Reports by Company. . . . . . . . . . . . . . . . . . . . 67

ARTICLE IX       CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER. . . . . . . . . . 68
     SECTION 9.01.       Then Company May Merge, Etc.. . . . . . . . . . . . . . . 68
     SECTION 9.02.       Opinion of Counsel. . . . . . . . . . . . . . . . . . . . 68
     SECTION 9.03.       Successor Corporation Substituted.. . . . . . . . . . . . 68

ARTICLE X        SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . . 70
     SECTION 10.01.      Supplemental Indentures Without Consent of Holders. . . . 70
     SECTION 10.02.      Supplemental Indentures with Consent of Holders.. . . . . 71
     SECTION 10.03.      Execution of Supplemental Indentures. . . . . . . . . . . 72
     SECTION 10.04.      Effect of Supplemental Indentures.. . . . . . . . . . . . 72
     SECTION 10.05.      Conformity with Trust Indenture Act.. . . . . . . . . . . 72
     SECTION 10.06.      Reference in Securities to Supplemental Indentures. . . . 73

ARTICLE XI       COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74
     SECTION 11.01.      Payments of Principal and Interest. . . . . . . . . . . . 74
     SECTION 11.02.      Maintenance of Office or Agency.. . . . . . . . . . . . . 74
     SECTION 11.03.      Corporate Existence.. . . . . . . . . . . . . . . . . . . 74
     SECTION 11.04.      Payment of Taxes and Other Claims.. . . . . . . . . . . . 75
     SECTION 11.05.      Maintenance of Properties.. . . . . . . . . . . . . . . . 75
     SECTION 11.06.      Opinions of Counsel.. . . . . . . . . . . . . . . . . . . 75
     SECTION 11.07.      Compliance Certificates.. . . . . . . . . . . . . . . . . 76
     SECTION 11.08.      Waiver of Stay or Extension.. . . . . . . . . . . . . . . 76
     SECTION 11.09.      Money for Securities Payments to Be Held in Trust.. . . . 77
     SECTION 11.10.      Restrictions on Liens.. . . . . . . . . . . . . . . . . . 78
     SECTION 11.11.      Restrictions on Sale and Lease-Back Transactions. . . . . 80

                                       -v-

                                                                                  PAGE
ARTICLE XII      REDEMPTION OF SECURITIES. . . . . . . . . . . . . . . . . . . . . 81
     SECTION 12.01.      Applicability of Article. . . . . . . . . . . . . . . . . 81
     SECTION 12.02.      Election to Redeem; Notice to Trustee.. . . . . . . . . . 81
     SECTION 12.03.      Election by Trustee of Securities to Be Redeemed. . . . . 81
     SECTION 12.04.      Notice of Redemption. . . . . . . . . . . . . . . . . . . 82
     SECTION 12.05.      Deposit of Redemption Price.. . . . . . . . . . . . . . . 82
     SECTION 12.06.      Securities Payable on Redemption Date.. . . . . . . . . . 83
     SECTION 12.07.      Securities Redeemed in Part.. . . . . . . . . . . . . . . 83

ARTICLE XIII     SINKING FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . 84
     SECTION 13.01.      Applicability of Article. . . . . . . . . . . . . . . . . 84
     SECTION 13.02.      Satisfaction of Sinking Fund Payments with
                         Securities. . . . . . . . . . . . . . . . . . . . . . . . 84
     SECTION 13.03.      Redemption of Securities for Sinking Fund.. . . . . . . . 84

ARTICLE XIV      DEFEASANCE AND COVENANT DEFEASANCE. . . . . . . . . . . . . . . . 85
     SECTION 14.01.      Applicability of Article; Company's Option to
                         Effect Defeasance or Covenant Defeasance. . . . . . . . . 85
     SECTION 14.02.      Defeasance and Discharge. . . . . . . . . . . . . . . . . 85
     SECTION 14.03.      Covenant Defeasance.. . . . . . . . . . . . . . . . . . . 85
     SECTION 14.04.      Conditions to Defeasance or Covenant Defeasance.. . . . . 86
     SECTION 14.05.      Deposited Money and Government Obligations To Be
                         Held In Trust . . . . . . . . . . . . . . . . . . . . . . 88

ARTICLE XV       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 89
     SECTION 15.01.      Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . 89


                     WISCONSIN PUBLIC SERVICE CORPORATION

       Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 1, 1998

Trust Indenture
Act Section                                               Indenture Section
 Section 310 (a) (1). . . . . . . . . . . . . . . . . . .      7.09
             (a) (2). . . . . . . . . . . . . . . . . . .      7.09
             (a) (3). . . . . . . . . . . . . . . . . . .      Not Applicable
             (a) (4). . . . . . . . . . . . . . . . . . .      Not Applicable
             (a) (5). . . . . . . . . . . . . . . . . . .      7.09
             (b). . . . . . . . . . . . . . . . . . . . .      7.08, 7.10
 Section 311 (a). . . . . . . . . . . . . . . . . . . . .      7.13
             (b). . . . . . . . . . . . . . . . . . . . .      7.13
 Section 312 (a). . . . . . . . . . . . . . . . . . . . .      8.01(a), 8.02(a)
             (b). . . . . . . . . . . . . . . . . . . . .      8.02(b)
             (c). . . . . . . . . . . . . . . . . . . . .      8.02(c)
 Section 313 (a). . . . . . . . . . . . . . . . . . . . .      8.03(a)
             (b). . . . . . . . . . . . . . . . . . . . .      8.03(b)
             (c). . . . . . . . . . . . . . . . . . . . .      8.03(a), 8.03(b)
             (d). . . . . . . . . . . . . . . . . . . . .      8.03(b)
 Section 314 (a). . . . . . . . . . . . . . . . . . . . .      8.04
             (b). . . . . . . . . . . . . . . . . . . . .      Not Applicable
             (c) (1). . . . . . . . . . . . . . . . . . .      1.02
             (c) (2). . . . . . . . . . . . . . . . . . .      1.02
             (c) (3). . . . . . . . . . . . . . . . . . .      Not Applicable
             (d). . . . . . . . . . . . . . . . . . . . .      4.10
             (e). . . . . . . . . . . . . . . . . . . . .      1.02
 Section 315 (a). . . . . . . . . . . . . . . . . . . . .      7.01(a)
             (b). . . . . . . . . . . . . . . . . . . . .      7.02
             (c). . . . . . . . . . . . . . . . . . . . .      7.01(b)
             (d). . . . . . . . . . . . . . . . . . . . .      7.01(c)
             (d) (1). . . . . . . . . . . . . . . . . . .      7.01(a), 7.01(c)
             (d) (2). . . . . . . . . . . . . . . . . . .      7.01(c)
             (d) (3). . . . . . . . . . . . . . . . . . .      7.01(c)
             (e). . . . . . . . . . . . . . . . . . . . .      6.14
 Section 316 (a) (1) (A). . . . . . . . . . . . . . . . .      6.12
             (a) (1) (B). . . . . . . . . . . . . . . . .      6.02, 6.13
             (a) (2). . . . . . . . . . . . . . . . . . .      Not Applicable
             (b). . . . . . . . . . . . . . . . . . . . .      6.08
 Section 317 (a) (1). . . . . . . . . . . . . . . . . . .      6.03
             (a) (2). . . . . . . . . . . . . . . . . . .      6.04
             (b). . . . . . . . . . . . . . . . . . . . .      11.09
 Section 318 (a). . . . . . . . . . . . . . . . . . . . .      1.07


-----------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

          INDENTURE, dated as of December 1, 1998, between WISCONSIN PUBLIC SERVICE CORPORATION, a corporation duly organized and existing under the laws of the State of Wisconsin (herein called the "COMPANY"), having its principal office at 700 North Adams Street, Green Bay, Wisconsin 54301 and Firstar Bank Milwaukee, N.A., National Association, a national banking association organized and existing under and by virtue of the laws of the United States, as Trustee (herein called the "TRUSTEE").

                               RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), to be issued in one or more series as in this Indenture provided.

          Subject to the provisions of Section 4.08 hereof, the Company may issue First Mortgage Bonds (as hereinafter defined) and issue and deliver Collateral Bonds to the Trustee to hold in trust for the benefit of the respective Holders (as hereinafter defined) from time to time of the Related Series of Securities. Any payment by the Company of principal of, premium, if any, and interest on, a series of First Mortgage Bonds will be applied by the Trustee to satisfy the Company's obligations with respect to the principal of, premium, if any, and interest on, the Related Series of Securities. Pursuant to the terms and provisions hereof, the Company may issue and deliver to the Trustee additional First Mortgage Bonds for such purpose or require the Trustee to deliver to the Company for cancellation any and all Collateral Bonds held by the Trustee.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, has been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I

                         DEFINITIONS AND OTHER PROVISIONS
                              OF GENERAL APPLICATION

          SECTION 1.01.   DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (4) the word "INCLUDING" (and with correlative meaning "INCLUDE") means including, without limiting the generality of, any description preceding such term; and

          (5) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Seven, are defined in that Article.

          (a) "ACT," when used with respect to any Holder, has the meaning specified in Section 1.04.

          (b) "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (c) "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

          (d) "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          (e) "BOARD OF DIRECTORS" means the board of directors of the Company; provided, however, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

          (f) "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          (g) "BONDHOLDER" shall mean the Person in whose name a First Mortgage Bond is registered in the bond register therefor.

          (h) "BUSINESS DAY," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close.

          (i) "CAPITAL LEASE" shall mean any lease which has been or would be capitalized on the books of the lessee in accordance with GAAP.

          (j) "CAPITALIZATION" shall mean the total of all the following items appearing on, or included in, the consolidated balance sheet of the
Company: (i) liabilities for indebtedness maturing more than twelve (12) months from the date of determination; and (ii) common stock, preferred stock, Hybrid Preferred Securities, premium on capital stock, capital surplus, capital in excess of par value, and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury. Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date nor more than sixty (60) days prior to the happening of an event for which such determination is being made.

          (k) "COLLATERAL BONDS," shall mean any First Mortgage Bonds issued by the Company under the First Mortgage Indenture and issued and delivered to the Trustee pursuant to Section 4.01.

          (l) "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          (m) "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          (n) "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          (o) "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 1555 North RiverCenter Drive, Suite 301, P.O. Box 2077, Milwaukee, Wisconsin 53201-2077,
Attention: Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

          (p)     "COVENANT DEFEASANCE" has the meaning specified in Section
14.03.

          (q) "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          (r) "DEBT" means any outstanding debt for money borrowed evidenced by notes, debentures, bonds or other securities or guarantees of any thereof.

          (s) "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          (t)     "DEFAULTED INTEREST" has the meaning specified in Section
3.07.

          (u)     "DEFEASANCE" has the meaning specified in Section 14.02.

          (v) "DEPOSITARY" shall mean, unless otherwise specified pursuant to Section 3.01 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered or qualified as a clearing agency under the Securities Exchange Act of 1934, or other applicable statute or regulation.

          (w) "DOLLARS" and "$" means lawful money of the United States of America.

          (x)     "EVENT OF DEFAULT" has the meaning specified in Section
6.01.

          (y) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

          (z) "EXPERT" shall mean any officer of the Company familiar with the terms of the First Mortgage Indenture and this Indenture, any law firm, any investment banking firm or any other Person satisfactory in the reasonable judgment of the Trustee.

          (aa) "FIRST MORTGAGE BONDS" shall mean all First Mortgage Bonds issued by the Company and outstanding under the First Mortgage Indenture or the Substituted Mortgage Indenture, including in all events any Collateral Bonds or Substituted Collateral Bonds issued and delivered to and held by the Trustee.

          (bb) "FIRST MORTGAGE INDENTURE" shall mean the First Mortgage and Deed of Trust dated January 1, 1941, to First Wisconsin Trust Company (succeeded by Firstar Bank Milwaukee, N.A., National Association), Milwaukee, Wisconsin, as supplemented and amended by the supplemental indentures thereto.

          (cc) "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of any financial statements referred to herein, unless otherwise stated herein.

          (dd) "GLOBAL SECURITY" shall mean a Security that, pursuant to Sections 3.01 and 3.03 hereof, is issued to evidence Securities, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

          (ee) "HOLDER" or "SECURITY HOLDER" means a Person in whose name a Security is registered in the Security Register.

          (ff) "HYBRID PREFERRED SECURITIES" shall mean any preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:

          (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to the Company in exchange for Junior Subordinated Indebtedness issued by the Company;

          (ii) such preferred securities contain terms providing for the deferral of interest payments corresponding to provisions providing for the deferral of interest payments on the Junior Subordinated Indebtedness; and

          (iii) the Company makes period interest payments on the Junior Subordinated Indebtedness, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.

          (gg) "HYBRID PREFERRED SECURITIES SUBSIDIARY" shall mean any business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of the Company or any Consolidated Subsidiary of the Company) at all times by the Company, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Indebtedness issued by the Company and payments made from time to time on such Junior Subordinated Indebtedness.

          (hh) "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

          (ii) "INITIAL SECURITIES" shall mean Securities in an aggregate principal amount of $50,000,000 authenticated and delivered upon the execution of this Indenture.

          (jj) "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          (kk) "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          (ll) "JUNIOR SUBORDINATED INDEBTEDNESS" shall mean any unsecured Debt of the Company (i) issued in exchange for the proceeds of Hybrid Preferred Securities and (ii) subordinated to the rights of the Holders hereunder.

          (mm) "LIEN," means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

          (nn) "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          (oo) "MORTGAGE," shall mean and include any mortgage, pledge, lien or security interest.

          (pp) "MORTGAGE TRUSTEE," shall mean the Person serving as trustee at the time under the First Mortgage Indenture.

          (qq) "NET TANGIBLE ASSETS" shall mean the amount shown as total assets on the consolidated balance sheet of the Company, less the following:
(i) intangible
assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense and (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than sixty (60) days prior to the happening of the event for which such determination is being made.

          (rr) "OFFICER" means the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

          (ss) "OFFICER'S CERTIFICATE" means a certificate signed by an Officer and delivered to the Trustee.

          (tt) "OPERATING PROPERTY" shall mean (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with GAAP, excluding, in either case, any interest of the Company as lessee under a Capital Lease (except for a lease that results from a Sale and Lease-Back Transaction).

          (uu) "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          (vv) "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security, which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

          (ww) "OUTSTANDING," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv)  Securities which have been defeased pursuant to Section 14.02;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledge establishes to the satisfaction of the Trustee the pledge's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          (xx) "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued hereunder.

          (yy) "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          (zz) "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

          (aaa) "REDEMPTION DATE," when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          (bbb) "REDEMPTION PRICE," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          (ccc) "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

          (ddd) "RELATED SERIES OF COLLATERAL BONDS" shall mean, when used in reference to a series of Securities, the series of Collateral Bonds, having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, delivered to the Trustee pursuant to Section 4.01 in connection with the initial authentication and issuance of such Securities pursuant to Section 3.03.

          (eee) "RELATED SERIES OF SECURITIES" shall mean, when used in reference to a series of Collateral Bonds or Substituted Collateral Bonds, the series of Securities in respect of which such series of Collateral Bonds or Substituted Collateral Bonds was delivered to the Trustee pursuant to
Section 4.01 or 4.09 hereof upon the initial issuance and authentication of such series of Securities pursuant to Section 3.03 hereof.

          (fff) "RELATED SERIES OF SUBSTITUTED COLLATERAL BONDS" shall mean, when used in reference to a series of Securities, the series of Substituted Collateral Bonds, having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, delivered to the Trustee pursuant to Section 4.09.

          (ggg) "RELEASE DATE" shall mean the date as of which all First Mortgage Bonds, other than Collateral Bonds, have been retired through payment, redemption, or otherwise (including those First Mortgage Bonds the payment for which has been provided for in accordance with the First Mortgage Indenture) at, before or after the maturity thereof, provided that no Default or Event of Default has occurred and is continuing.

          (hhh) "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          (iii) "SALE AND LEASE-BACK TRANSACTION" shall mean any arrangement with any Person providing for the leasing to the Company of any Operating Property (except for leases for a term, including any renewal thereof, of not more than forty-eight (48) months), which Operating Property has been or is to be sold or transferred by the Company to such Person; PROVIDED, HOWEVER, Sale and Lease-Back Transaction shall not include any arrangement first entered into prior to the date of this Indenture and shall not include any transaction pursuant to which the Company sells Operating Property to, and thereafter purchases energy or services from, any entity which transaction is ordered or authorized by any regulatory authority having jurisdiction over the Company or its operations or is entered into pursuant to any plan or program of industry restructuring ordered or authorized by any such regulatory authority.

          (jjj) "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          (kkk) "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

          (lll) "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          (mmm) "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          (nnn) "SUBSIDIARY" of a Person means (i) any corporation of which more than 50% of the outstanding securities having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

          (ooo) "SUBSTITUTED COLLATERAL BONDS," shall mean any mortgage bonds issued by the Company under a Substituted Mortgage Indenture and delivered to the Trustee pursuant to Section 4.09 hereof.

          (ppp) "SUBSTITUTED MORTGAGE INDENTURE" shall mean a mortgage indenture of the Company designated by the Company to the Trustee as a Substituted Mortgage Indenture pursuant to Section 4.09.

          (qqq) "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as so amended.

          (rrr) "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          (sss)    "U.S. GOVERNMENT OBLIGATIONS" means securities which are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          (ttt) "VALUE" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of
(i) the net proceeds to the Company from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (ii) the net book value of such property, as determined in accordance with generally accepted accounting principles by the Company at the time of entering into such Sale and Lease-Back transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard to any renewal or extension options contained in such lease.

          (uuu) "VICE PRESIDENT," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          SECTION 1.02.   COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, other than as action permitted by Sections 2.05 and 8.04, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion or each such individual, such condition or covenant has been complied with.

          SECTION 1.03.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by a opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04.   ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments.

Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner, which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 1.05.   NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received by the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department or

          (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06.   NOTICE TO HOLDERS; WAIVER.

          Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          SECTION 1.07.   CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

          SECTION 1.08.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09.   SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10.   SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11.   BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12.   GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of Wisconsin.

          SECTION 1.13.   LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out in the Officer's Certificate pursuant to Section 3.01 at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

          SECTION 1.14.   NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and, releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.01.     FORMS GENERALLY.

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be photocopied, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 2.02.   FORM OF FACE OF SECURITY.

          [If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (AS DEFINED IN SECTION 1273(a)(1) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-1(a) WITH RESPECT TO THIS SECURITY IS _______, THE ISSUE PRICE (AS DEFINED IN TREASURY REGULATION SECTION 1.1273-2) OF THIS SECURITY IS __________, THE ISSUE DATE (AS DEFINED IN SECTION 1275(a)(2) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-2) OF THIS SECURITY IS _______ AND THE YIELD TO MATURITY OF THIS SECURITY IS ___________.]

                       WISCONSIN PUBLIC SERVICE CORPORATION

                             ---------------------

No. _________                                                   [$] _________

          WISCONSIN PUBLIC SERVICE CORPORATION, a corporation duly organized and existing under the laws of Wisconsin (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of ___________ Dollars on ___________________ [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually] [quarterly] [monthly] [on _______ and ________] in each year, commencing ______________, at the rate of _____% per annum, until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____ of _____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special
Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ______, in Dollars [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Prior to the Release Date (as hereinafter defined), the Securities will be secured by First Mortgage Bonds (the "Collateral Bonds") issued and delivered by the Company to the Trustee for the benefit of the Holders of the Securities (as defined herein), issued under the First Mortgage and Deed of Trust dated January 1, 1941, from the Company to First Wisconsin Trust Company (now known as Firstar Bank Milwaukee, N.A.), Milwaukee, Wisconsin, as supplemented and amended by the supplemental indentures thereto (the "First Mortgage Indenture"). Reference is made to the First Mortgage Indenture and the Indenture for a description of the rights of the Trustee as holder of the Collateral Bonds, the property mortgaged and pledged under the First Mortgage Indenture, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Collateral Bonds are held by the Trustee for the benefit of the Holders of Securities, and the circumstances under which additional First Mortgage Bonds may be issued.

          FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN COLLATERAL BONDS) ISSUED UNDER THE FIRST MORTGAGE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE FIRST MORTGAGE INDENTURE) AT, BEFORE OR AFTER THE MATURITY THEREOF AND PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT UNDER THE INDENTURE HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE COLLATERAL BONDS SHALL CEASE TO SECURE THE SECURITIES IN ANY MANNER, AND, AT THE OPTION OF THE COMPANY, THE SECURITIES EITHER (a) WILL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (b) WILL BE SECURED BY FIRST MORTGAGE BONDS ISSUED UNDER AN INDENTURE OTHER THAN THE FIRST MORTGAGE INDENTURE. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF AN ISSUE OF COLLATERAL BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE PRINCIPAL AMOUNT OUTSTANDING OF THE RELATED SERIES OF SECURITIES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH COLLATERAL BONDS.

          [Include the following paragraph if the Company elects to issue Substituted Collateral Bonds (as defined in the Indenture): The Securities will be secured by First Mortgage Bonds (the "Collateral Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Securities, issued under [the Substituted Mortgage Indenture (as defined in the Indenture)] from the Company to ________________, as trustee (the "Mortgage Trustee"). Reference is made to the Substituted Mortgage Indenture and the Indenture for a description of the rights of the Trustee as holder of the Substituted Collateral Bonds, the property mortgaged and pledged under the Substituted Mortgage Indenture, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee, the terms and conditions upon which the Substituted Collateral Bonds are secured and the circumstances under which additional Substituted Collateral Bonds may be issued.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          WISCONSIN PUBLIC SERVICE
                                           CORPORATION


                                           By
                                               -------------------------------
Attest:

----------------------                    [SEAL]

     SECTION 2.03.        FORM OF REVERSE OF SECURITY.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 1, 1998 (herein called the "Indenture"), between the Company and Firstar Bank Milwaukee, N.A., National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $_________].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, [if applicable, insert--(l) on ______ in any year commencing with the year ______ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [on or after _______, _______], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

          If redeemed [on or before ______________, ____%, and if redeemed] during the 12-month period beginning ____________________ of the years indicated,

                   Redemption                                Redemption
Year                 Price             Year                    Price
----                 -----             ----                    -----


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [(if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 45 days' notice by first class mail, (1) on ____________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

          If redeemed during a 12-month period beginning ________________ of the years indicated,

                                                          Redemption Price for
                                  Redemption Price        Redemption Otherwise
                                   For Redemption             Than Through
                                 Through Operation             Operation
                                       of the                 of the Sinking
           Year                     Sinking Fund                Fund
           ----                  -----------------        ---------------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to ________, redeem any Securities of this series as contemplated by [clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

          [The sinking fund for this series provides for the redemption on _______ in each year beginning with the year _____ and ending with the year
______ of [not less than] $__________ [("mandatory sinking fund") and not more than $____________] aggregate principal amount of Securities of this series.] [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made--in the [inverse] order in which they become due.]

          [In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Security is not an Original Issue Discount Security, insert -- If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.] [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal--insert formula for determining the amount.] Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

          [This Security is subject to Defeasance as described in the Indenture.]

          The Indenture may be modified by the Company and the Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $_______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets [If other covenants are applicable pursuant to the provisions of
Section 3.01, insert here]. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

          [If applicable, insert -- Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company has caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.]

          All capitalized terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ASSIGNMENT FORM

          To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

-------------------------------------------------------------------------------
                (Insert assignee's social security or tax I.D. number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                          Your Signature:
      ------------------------                 -------------------------------
                                                (Sign exactly as your
                                                name appears on the other
                                                side of this Security)

Signature Guaranty:____________________________________________________
                  [Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other signature guarantee program as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or Taxpayer Identification
Number:
       ---------------------------------------

          SECTION 2.04.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

Dated:  _______________



          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              --------------------------------
                                                                    As Trustee



                                              By
                                                -------------------------------
                                                           Authorized Signatory

          SECTION 2.05.   SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

          (a) If the Company shall establish pursuant to Section 3.01 hereof that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 hereof and the Company Order delivered to the Trustee hereunder, authenticate and deliver such Global Security or Securities, which (i) represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and
(iv) shall bear a legend substantially to the following effect: "This Security is a Global Security registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this Global Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depositary.

          (b) Notwithstanding any other provision of Section 3.05 hereof or of this Section 2.05, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part, only as described in the legend thereto.

          (c)     (i)     If at any time the Depositary for a Global Security
notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Global Security shall no longer be eligible or in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01(3) hereof shall no longer be effective with respect to the series of Securities evidenced by such Global Security and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, shall authenticate and deliver, individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

          (ii) The Company may at any time and in its sole discretion determine that all Outstanding (but not less than all) Securities of a series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities in exchange for such Global Security, shall authenticate and deliver individual Securities of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

          (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the persons in whose names such Securities are so registered, or if the Depositary shall refuse or be unable to deliver such Securities, the Trustee shall deliver such Securities to the persons in whose names such Securities are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Securities to be delivered to the persons in whose names such Securities are registered.

          (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global
Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

          (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary but not prior to the first Interest Payment Date of the respective Global Securities of the same series, the Depositary shall be required to surrender any two or more Global Securities of the same series which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Security of the same series in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment date applicable to any of the Global Securities surrendered to the Trustee. Upon any exchange of any Global Security, whether pursuant to this Section or pursuant to Section 3.05 or Section 12.07 hereof, the aggregate principal amount of the Securities or a series shall be the same before and after such exchange, after giving effect to any retirement of Securities of such series.

          SECTION 2.06.   CUSIP NUMBER.

          The Company in issuing Securities of any series may use a "CUSIP" number, and, if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

          SECTION 2.07.   PAYMENT OF SECURITIES.

          Payment of the principal, interest and premium on all Securities shall be payable as follows:

          (a) On or before 9:30 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Company, of the day on which payment of principal, interest and premium is due on any Global Security pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee or such other method as is acceptable to the Trustee. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which any payment of interest is due on any Global Security (other than at maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on any Global Security, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, at maturity or upon redemption, of any part of the principal or interest on and applicable premium of any Global Security, the Depositary shall surrender, or cause to be surrendered, such Global Security to the Trustee, whereupon a new Global Security shall be issued to the Depositary pursuant to Section 3.05 hereof.

          (b) With respect to any Security that is not a Global Security, principal, applicable premium and interest due at the maturity of the Security shall be payable in immediately available funds when due upon presentation and surrender of such Security at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Security that is not a Global Security (other than interest payable at maturity) shall be paid by check mailed to the Holder thereof at such Holder's address as it appears on the register by check payable in clearinghouse funds; PROVIDED that if the Trustee receives a written request from any Holder of Securities, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

          (c) The Trustee shall receive the Collateral Bonds or Substituted Collateral Bonds from the Company as provided in this Indenture and shall hold the Collateral Bonds or Substituted Collateral Bonds, and any and all sums payable thereon or with respect thereto or realized therefrom, in trust for the benefit of the holders of the Securities, as herein provided. All payments made by or on behalf of the Company to the Trustee on a series of Collateral Bonds or Substituted Collateral Bonds shall be deemed to be a payment by the Company pursuant to this Section 2.07 and shall be applied by the Trustee to pay, when due, principal of, premium, if any, and/or interest on the Related Series of Securities and, to the extent so applied, shall satisfy the Company's obligations on such Securities. The Company shall cause payment to be made to the Trustee of principal of, premium, if any, and (if applicable) interest on a series of Collateral Bonds in a manner and at a time that will enable the Trustee to make payments when due, of the principal of, premium, if any, and interest on the Related Series of Securities.

                                  ARTICLE III

                                THE SECURITIES

          SECTION 3.01.   AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.04, 3.05, 3.06, 10.06 or 12.07);

          (3) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Sections 2.05 and 3.05, and (ii) the name of the Depositary with respect to any global Security;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and, if applicable to such series of Securities, the basis points and United States Treasury rate(s) and any other rates to be used in calculating the reset rate;

          (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

          (9) the denominations in which Securities of the series shall be issuable;

         (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

         (11) additional Events of Default with respect to Securities of the series, if any, other than those set forth herein;

         (12) if either or both of Section 14.02 and Section 14.03 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 14.02 and Section
     14.03 shall be applicable to the Securities of the series);

         (13) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

         (14) additional covenants with respect to Securities of the series, if any, other than those set forth herein;

         (15) if prior to the Release Date, the designation of the Related Series of Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities,

         (16) if on or after the Release Date, the designation of the Related Series of Substituted Collateral Bonds, if any,

         (17) if other than the Trustee, the identity of the Registrar and any Paying Agent; and

         (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such Indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series.

          SECTION 3.02.   DENOMINATIONS.

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          SECTION 3.03.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture
Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

          (d) if prior to the Release Date, that the Related Series of Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities when authenticated and delivered by the Mortgage Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage Indenture; and that such Collateral Bonds are entitled to the benefit of the First Mortgage Indenture, equally and ratably, with all other First Mortgage Bonds (if any) outstanding under the First Mortgage Indenture, except as to sinking fund provisions;

          (e) if any Substituted Collateral Bonds are to be delivered, that the Related Series of Substituted Collateral Bonds being delivered to the Trustee in connection with the issuance of such Securities when authenticated and delivered by the trustee under the Substituted Mortgage Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Substituted Mortgage Indenture; and that such Substituted Collateral Bonds are entitled to the benefit of the Substituted Mortgage Indenture, equally and ratably, with all other First Mortgage Bonds (if any) outstanding under the Substituted First Mortgage Indenture, except as to sinking fund provisions;

          (f) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

          Notwithstanding the provisions of Section 3.01 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Depositary therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to the Depositary or pursuant to the Depositary's instruction.

          Each depositary designated pursuant to Section 3.01 must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          Unless otherwise provided for in the form of Security, each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          SECTION 3.04.   TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of Section 3.05), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of the Depositary therefor for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          SECTION 3.05.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of registration of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          If the principal amount and applicable premium, of part but not all of a Global Security is paid, then upon surrender to the Trustee of such Global Security, the Company shall execute and the Trustee shall authenticate, deliver and register a Global Security in an authorized denomination in aggregate principal amount equal to, and having the same terms and of the same series as, the unpaid portion of such Global Security.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 10.06 or 12.07 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
12.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 3.06.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective

     Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this
     Section 3.07 provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Section 3.07, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.08.   PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such Depositary (or its nominee) as holder of such Security in global form.

          SECTION 3.09.   CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company, unless, by a Company Order, the Company shall direct that cancelled Securities be returned to it).

          SECTION 3.10.   COMPUTATION OF INTEREST.

          Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                   ARTICLE IV

                          COLLATERAL BONDS; PLEDGED
                         SUBSTITUTED COLLATERAL BONDS

          SECTION 4.01.   DELIVERY AND ACCEPTANCE OF COLLATERAL BONDS.

          Upon the issuance of Securities hereunder at any time prior to the Release Date, the Company shall issue and deliver to the Trustee to hold in trust for the benefit of the Holders of the Securities as described in
Section 4.08, and the Trustee shall accept therefor, a Related Series of Collateral Bonds registered in the name of the Trustee conforming to the requirements of Section 4.02.

          SECTION 4.02.   TERMS OF COLLATERAL BONDS.

          Each series of Collateral Bonds delivered to the Trustee pursuant to Section 4.06 shall have the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and shall be in the same aggregate principal amount, as the series of Securities in connection with which such Collateral Bonds shall have been issued and delivered.

          SECTION 4.03.   COLLATERAL BONDS HELD BY THE TRUSTEE.

          The Trustee, as a Holder of Collateral Bonds, shall attend any meeting of Bondholders under the First Mortgage Indenture as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of Holders of First Mortgage Bonds issued under the First Mortgage Indenture is sought without a meeting, the Trustee shall vote all of the Collateral Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in the aggregate principal amount of the outstanding Securities; provided, however, that the Trustee shall not vote as such Holder of any particular series of Collateral Bonds in favor of, or give its consent to, any action which in the Trustee's opinion, would materially adversely affect such series of Collateral Bonds in a manner not shared generally by all other Collateral Bonds, except upon notification by the Trustee to the Holders of the Related Series of Securities of such proposal and consent thereto of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of such series.

          SECTION 4.04.   NO TRANSFER OF COLLATERAL BONDS; EXCEPTION.

          Except (i) as required to effect an assignment to a successor trustee under this Indenture, (ii) pursuant to Section 4.05 or Section 4.07 hereof or (iii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company and in compliance with the applicable provisions of Section 184.04(2) of the Wisconsin Statutes or any successor statutory provision, the Trustee shall not sell, assign or transfer the Collateral Bonds, whether or not such sale would be in compliance with the provisions of Section 184.04(2) of the Wisconsin Statutes or any successor statutory provision, and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage Indenture to effect compliance with this Section 4.04 and such statute.

          SECTION 4.05.   DELIVERY TO THE COMPANY OF ALL COLLATERAL BONDS.

          When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on any series of Collateral Bonds shall cease and be discharged pursuant to Section 4.08 or
Section 5.01, the Trustee shall, upon written request of the Company and receipt of the certificate of the Expert described in Section 4.10(b) hereof (if such certificate is then required by Section 4.10(b) hereof), deliver to the Company all of such Collateral Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Collateral Bonds delivered to the Company in accordance with this Section 4.03 shall be delivered by the Company to the Mortgage Trustee for cancellation.

          SECTION 4.06.   FURTHER ASSURANCES.

          The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements and instruments, as may be necessary in order to better assign, assure and confirm to the Trustee its interest in the Collateral Bonds and for maintaining, protecting and preserving such interest. The Trustee may petition any court of competent jurisdiction to seek any relief it considers necessary or advisable in order to maintain, protect and preserve such interest.

          SECTION 4.07.   EXCHANGE AND SURRENDER OF COLLATERAL BONDS.

          At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Collateral Bonds in exchange for Collateral Bonds equal in aggregate outstanding principal amount to, in different denominations than, but of the same series and with all other terms identical to, the Collateral Bonds so surrendered to the Company. In addition, at any time a Security shall cease to be entitled to any benefit or security under this Indenture pursuant to Section 5.01, the Trustee shall surrender an equal principal amount of the Related Series of Collateral Bonds, subject to the limitations of this Section 4.07, to the Company for cancellation. The Trustee shall, together with such Collateral Bonds, deliver to the Company such appropriate instruments of transfer, and such appropriate instruments for releasing the Company of its obligations under such surrendered Collateral Bonds, as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate stating (i) the aggregate outstanding principal amount of the Collateral Bonds of the issue surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate outstanding principal amount of the Related Series of Securities, (iii) that the surrender of the Collateral Bonds will not result in any default under this Indenture, and (iv) that any Collateral Bonds to be received in exchange for the Collateral

Bonds being surrendered comply with the provisions of this Section 4.07 and the First Mortgage Indenture.

          The Company shall not be permitted to cause the surrender or exchange of all or any part of an issue of Collateral Bonds contemplated in this Section 4.07, if after such surrender or exchange, the aggregate outstanding principal amount of the Related Series of Securities would exceed the aggregate outstanding principal amount of such issue of Collateral Bonds held by the Trustee. Any Collateral Bonds received by the Company pursuant to this Section 4.07 shall be delivered to the Mortgage Trustee for cancellation. Notwithstanding anything herein to the contrary, until the Release Date, the Company shall preserve and maintain the lien of this Indenture, and shall not permit, at anytime prior to the Release Date, the aggregate principal amount of Collateral Bonds held by the Trustee to be less than the aggregate amount of Securities Outstanding.

          SECTION 4.08. COLLATERAL BONDS AS SECURITY FOR SECURITIES; APPLICATION OF PAYMENT ON COLLATERAL BONDS.

          Until the Release Date and subject to Article Five, the Related Series of Collateral Bonds delivered to the Trustee, in trust for the benefit of the Holders of the applicable issue of Securities, shall pay principal of, interest and premium, if any, in accordance with their respective terms and shall serve as security for any and all obligations of the Company under such Securities, including, but not limited to (1) the full and prompt payment of the principal of and premium, if any, on such Related Series of Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such Related Series of Securities, either at the stated maturity thereof, upon acceleration of the maturity thereof, or upon redemption (any such payment with respect to such Related Series of Securities to be made by the Company through payment on the Related Series of Collateral Bonds and applied by the Trustee to satisfy the Company's corresponding obligations under such Securities), and (2) the full and prompt payment of any interest on such Related Series of Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such Related Series of Securities. Any payment by the Company of principal of, premium, if any, and interest on, a series of First Mortgage Bonds will be applied by the Trustee to satisfy the Company's obligations with respect to the principal of, premium, if any, and interest on, the Related Series of Securities.

          Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Collateral Bonds shall cease and be discharged as provided in the supplemental trust indenture or indentures to the First Mortgage Indenture creating such Collateral Bonds and the Collateral Bonds shall cease to secure in any manner Securities theretofore or subsequently issued. From and after the Release Date, any conditions to the issuance of Securities that refer or relate to Collateral Bonds or the First Mortgage Indenture shall be inapplicable unless the Company delivers Substituted Collateral Bonds to the Trustee pursuant to Section 4.09 hereof, in which event such provisions shall be deemed to refer or relate to the Substituted Collateral Bonds. Following the Release Date, the Company shall cause the First Mortgage Indenture to be discharged and satisfied and the Company shall not issue any additional First Mortgage Bonds under the First Mortgage Indenture. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Securities in the manner provided in Section 1.06 not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

          SECTION 4.09.   SUBSTITUTED COLLATERAL BONDS.

          (a) The Company shall notify the Trustee not less than 90 days prior to the Release Date if the Company has determined to deliver to the Trustee on the Release Date Substituted Collateral Bonds in an aggregate principal amount equal to the aggregate principal amount of Securities outstanding on the Release Date in trust for the benefit of the Holders from time to time of the Securities issued under this Indenture as security for any and all obligations of the Company under the Securities, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Securities when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Securities.

          (b) The Substituted Collateral Bonds to be delivered pursuant to the notice described in Section 4.09 (a) shall be delivered in separate series and issues corresponding to the series and issues of Securities outstanding on the Release Date, each issue of Substituted Collateral Bonds having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, as the Related Series of Securities outstanding on the Release Date.

          (c) The notice described in Section 4.09(a) shall also state that on the Release Date the Company shall deliver to the Trustee a supplemental indenture to this Indenture that will provide, among other things, that upon the issuance of Securities hereunder on or after the Release Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders as described in Section 4.09(a), and the Trustee shall accept therefor, a Related Series of Substituted Collateral Bonds registered in the name of the Trustee and conforming to the requirements therein specified.

          (d) The determination whether to issue and deliver Substituted Collateral Bonds shall be made in the Company's sole discretion and without any obligation to do so.

          (e) In the event that the Company does not deliver the notice described in Section 4.09(a), the Securities outstanding on the Release Date shall, as of the Release Date, no longer be entitled to the benefit of the security of the Collateral Bonds and shall thereafter be general unsecured obligations of the Company.

          (f) Following the delivery of Substituted Collateral Bonds to the Trustee pursuant to this Section 4.09, all of the provisions of this Indenture relating to Collateral Bonds and the First Mortgage Indenture shall also apply to the Substituted Collateral Bonds and the Substituted Mortgage Indenture, to the same extent as if the Substituted Collateral Bonds and Substituted Mortgage Indenture were expressly referred to therein.

          SECTION 4.10.   FAIR VALUE CERTIFICATE

          (a) Upon the delivery by the Company to the Trustee of Collateral Bonds pursuant to Section 4.01 hereof, or Substituted Collateral Bonds pursuant to Section 4.09 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Collateral Bonds or Substituted Collateral Bonds and of this Indenture; (2) stating the principal amount of such Collateral Bonds or Substituted Collateral Bonds so delivered, the stated interest rate (or method of calculation of interest) of such Collateral Bonds or Substituted Collateral Bonds and the stated maturity date of such Collateral Bonds or Substituted Collateral Bonds; (3) identifying the Securities being issued contemporaneously therewith, and (4) stating the fair value to the Company of such Collateral Bonds or Substituted Collateral Bonds. If the fair value to the Company of the Collateral Bonds or Substituted Collateral Bonds so delivered, as described in the certificate to be delivered pursuant to this Section 4.10(a), both (w) is equal to or exceeds (i) $25,000 and (ii) 1% of the principal amount of the Securities outstanding at the date of delivery of such Collateral Bonds or Substituted Collateral Bonds and (x) together with the fair value to the Company, as described in the certificates to be delivered pursuant to this Section 4.10(a), of all other Collateral Bonds or Substituted Collateral Bonds delivered to the Trustees since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Securities Outstanding at the date of delivery of such Collateral Bonds or Substituted Collateral Bonds, then the certificate required by this Section 4.10 (a) shall (y) be delivered by an Expert who shall be independent of the Company and satisfactory to the Trustee in its reasonable judgement and (z) shall, in addition to the verifications described above, state the fair value to the Company of all Collateral Bonds or Substituted Collateral Bond delivered to the Trustee pursuant to Section 4.08 or 4.09 hereof since the commencement of the then current year as to which a certificate was not delivered by an Expert independent of the Company.

          (b) If Collateral Bonds or Substituted Collateral Bonds are delivered or surrendered to the Company pursuant to Section 4.05 or 4.07 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Collateral Bonds or Substituted Collateral Bonds and of this Indenture, (2) stating the principal amount of such Collateral Bonds or Substituted Collateral Bonds so delivered, the stated interest rate (or method of calculation of interest) of such Collateral Bonds or Substituted Collateral Bonds, (3) if applicable, identifying the Securities, the payment of the interest on and principal of which has been discharged hereunder, and
(4) stating that such delivery and release will not impair the lien of this Indenture in contravention of the provisions of this Indenture. If the fair value of the Collateral Bonds or Substituted Collateral Bonds so delivered and released, as described in the certificate to be delivered pursuant to this Section 4.10(b), both (1) is equal to or exceeds (i) $25,000 and (ii) 1% of the principal amount of the outstanding Securities at the date of release of such Collateral Bonds or Substituted Collateral Bonds and (2) together with the fair value, as described in the certificates to be delivered pursuant to this Section 4.10(b), of all other Collateral Bonds or Substituted Collateral Bonds released from the lien of this Indenture since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Securities Outstanding at the date of release of such Collateral Bonds or Substituted Collateral Bonds, then the certificate required by this Section 4.10(b) shall be delivered by an Expert who shall be independent of the Company.

          If, in connection with a delivery or release of outstanding Collateral Bonds or Substituted Collateral Bonds, the Company provides to the Trustee and Opinion of Counsel stating that the certificate described by this
Section 4.10 is not required by law, such certificate shall not be required to be delivered hereunder in connection with such delivery or release.

                                   ARTICLE V

                          SATISFACTION AND DISCHARGE

          SECTION 5.01.   SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for or in the form of Security for such series), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)     either

          (1) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 11.08) have been delivered to the Trustee for cancellation; or

          (2) all such Securities not theretofore delivered to the Trustee for cancellation

          (A)     have become due and payable, or

          (B) will become due and payable at their Stated Maturity within one year, or

          (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07, the obligations of the Company to any Authenticating Agent under Section 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section 5.01, the obligations of the Trustee under Section 5.02 and the last paragraph of Section 11.08 shall survive.

          If the Company shall have paid or caused to be paid in whole or in part the principal of and premium, if any, and interest on any Security, as and when the same shall become due and payable or the Company shall have delivered to the Trustee for cancellation any outstanding Security, such Security shall cease to be entitled to the lien, benefit or security interest under this Indenture to the extent of such amounts paid. Upon a Security of any series ceasing to be entitled to the lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the Related Series of Collateral Bonds or Related Series of Substituted Collateral Bonds equal to the principal amount of such Security shall be satisfied and discharged and such portion of the principal amount of such Collateral Bonds or Substituted Collateral Bonds shall cease to secure the Securities in any manner.

          SECTION 5.02.   APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 11.08, all money deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.

                                   ARTICLE VI

                                    REMEDIES

          SECTION 6.01.   EVENTS OF DEFAULT.

          "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the Company defaults in the payment of interest on any Security when such interest becomes due and payable and, if such default occurs prior to the Release Date, such default continues for a period of 90 days or, if such default occurs on or after the Release Date, such default continues for a period of 30 days; or

          (2) the Company defaults in the payment of the principal of (or premium, if any, on) any Security when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article Twelve), or otherwise; or

          (3) the Company fails to observe or perform any of its other covenants, warranties or agreements in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section; or

          (4) prior to the Release Date, a completed default (as defined in the First Mortgage Indenture under which Collateral Bonds are outstanding) has occurred and is continuing; PROVIDED, HOWEVER, that anything in this Indenture to the contrary notwithstanding, the waiver or cure of such default under the First Mortgage Indenture and the rescission and annulment of the consequences thereof under the First Mortgage Indenture shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof hereunder; or

          (5) if any Substituted Collateral Bonds are outstanding, an event of default or completed default (as defined in the Substituted Mortgage Indenture) has occurred and is continuing; PROVIDED, HOWEVER, that anything in this Indenture to the contrary notwithstanding, the waiver or cure of such default under the Substituted Mortgage Indenture and the rescission and annulment of the consequences thereof under the Substituted Mortgage Indenture shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof hereunder; or

          (6) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (D) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (E) makes a general assignment for the benefit of its creditors or (F) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

          (7) (i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 60 days; or (iii) a warrant of attachment is issued against any material portion of the property of the Company which is not released within 60 days of service, or

          (8) any other Event of Default provided with respect to Securities of that series.

          A Default under clause (3) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company of the Default and the Company does not cure the Default within 90 days after receipt of the notice if such Default occurs prior to the Release Date or within 60 days after receipt of the notice if such Default occurs on or after the Release Date. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default under clause
(3) above is cured within such 90-day period or 60-day period, as applicable, it ceases.

          SECTION 6.02.   ACCELERATION OF MATURITY AND RESCISSION.

          If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (6) or (7) of Section 6.01) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable. In addition, the Trustee shall immediately file with the Mortgage Trustee a written demand for redemption of all of the Related Series of Collateral
Bonds with respect to such series, to the extent provided in the applicable provisions of the First Mortgage Indenture, or, if applicable, a written demand for redemption of all of the Related Series of Substituted Collateral Bonds with respect to such series, pursuant to the applicable provisions of the Substituted Mortgage Indenture.

          If an Event of Default specified in clause (6) or (7) of Section
6.01 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series. In addition, the Trustee shall immediately file with the Mortgage Trustee a written demand for redemption of all Collateral Bonds pursuant to the applicable provisions of the First Mortgage Indenture or, if applicable, a written demand for redemption of all Substituted Collateral Bonds pursuant to the applicable provisions of the Substituted Mortgage Indenture.

          Upon payment of all such principal and interest, all of the Company' obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except obligations under Section 7.07.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences (including, if given, the written demand for redemption of all Collateral Bonds or, if applicable, all Substituted Collateral Bonds), if (i) all existing Events of Default, other than the nonpayment of the principal of and interest on the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid,
(iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 7.07 have been made.

          SECTION 6.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if:

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and, (A) if such default occurs prior to the Release Date, such default continues for a period of 90 days, or (B) if such default occurs on or after the Release Date, such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at Maturity, upon redemption (including redemption under Article XII) or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default hereunder occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights, including its rights as holder of the Collateral Bonds or the Substituted Collateral Bonds, and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

          SECTION 6.04.   TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 6.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 6.06.   APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
7.07 applicable to such series;

          Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, respectively; and

          Third:  To the Company.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.06. At least fifteen (15) days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

          SECTION 6.07.   LIMITATION ON SUITS.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

          SECTION 6.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.09.   RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

          SECTION 6.10.   RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.11.   DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 6.12.   CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to Section 7.01, the Trustee need not take any action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

          SECTION 6.13.   WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default

          (1) in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or other provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          SECTION 6.14.   UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 6.15. DEFAULTS UNDER FIRST MORTGAGE INDENTURE OR SUBSTITUTED MORTGAGE INDENTURE.

          In addition to every other right and remedy provided herein, the Trustee may exercise any right or remedy available to the Trustee in its capacity as owner and holder of Collateral Bonds or Substituted Collateral Bonds which arises as a result of a default under the First Mortgage Indenture or the Substituted Mortgage Indenture.

                                  ARTICLE VII

                                  THE TRUSTEE

          SECTION 7.01.   CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

          (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315 (a) of the Trust Indenture Act.

          (b) In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) None of the provisions of Section 315 (d) of the Trust Indenture Act shall be excluded from this Indenture.

          SECTION 7.02.   NOTICE OF DEFAULTS.

          Within 30 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

          SECTION 7.03.   CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of the Trust Indenture Act:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity to its reasonable satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the outstanding Securities of any series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          SECTION 7.04.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
SECURITIES.

          The recitals herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 7.05.   MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 7.06.   MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit the Company interest on any money received by it hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

          SECTION 7.07.   COMPENSATION AND REIMBURSEMENT.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(6) or Section 6.01(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section 7.07 shall survive this Indenture.

          SECTION 7.08.   DISQUALIFICATION; CONFLICTING INTERESTS.

          The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act, provided that, to the extent permitted by law, Firstar Bank Milwaukee, N.A., National Association, shall not be deemed to have a conflicting interest for purposes of Section 310(b) of the Trust Indenture Act because of its capacity as trustee under the First Mortgage Indenture or the Substituted Mortgage Indenture. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

          SECTION 7.09.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a) (1) of the Trust Indenture Act having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 7.10.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          SECTION 7.11.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

          SECTION 7.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 7.13.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 7.14.   APPOINTMENT OF AUTHENTICATING AGENT.

          At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                         Form of Authenticating Agent's
                         Certificate of Authentication

Dated:
       ---------------

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              ---------------------------------
                                                                    As Trustee

                                              By
                                                 ------------------------------
                                                        As Authenticating Agent


                                              By
                                                 ------------------------------
                                                           Authorized Signatory

                                  ARTICLE VIII

                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 8.01.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 or June 15, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

          SECTION 8.02.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO
HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 8.02 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 8.02(a); or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 8.02 (a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section
8.02 (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 8.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 8.02(b).

          SECTION 8.03.   REPORTS BY TRUSTEE.

          (a) Within 60 days after May 15 of each year commencing with the year 1999, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

          (b) The Trustee shall from time to time transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act brief reports that comply, both as to content and date of delivery, with
Section 313(b) of the Trust Indenture Act (to the extent required by such Section).

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          SECTION 8.04.   REPORTS BY COMPANY.

          The Company shall:

          (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with Section 1.02.

                                    ARTICLE IX

                  CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

          SECTION 9.01.   THEN COMPANY MAY MERGE, ETC.

          The Company shall not consolidate with, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

          (1) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a corporation (or constitute corporations) and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture and, if prior to the Release Date, shall expressly assume, by an indenture supplemental to the Mortgage Indenture or, if on or after the Release Date, by an indenture supplemental to any Substituted Mortgage Indenture, all of the obligations of the Company under any outstanding Collateral Bonds or Substituted Collateral Bonds and under the Mortgage Indenture or any Substituted Mortgage Indenture, executed and delivered to the Mortgage Trustee or the trustee under any Substituted Mortgage Indenture, as the case may be, in form satisfactory to the Mortgage Trustee or the trustee under the Substituted Mortgage Indenture; and

          (2) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing.

          SECTION 9.02.   OPINION OF COUNSEL.

          The Company shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 9.01 an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

          SECTION 9.03.   SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any lease, sale, assignment, or transfer of all or substantially all of the property and assets of the Company in accordance with
Section 9.01, the successor corporation
formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated.

                                  ARTICLE X

                           SUPPLEMENTAL INDENTURES

          SECTION 10.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to all or any series of Securities; or

          (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11(b); or

          (8) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

          (9) to make any change that does not materially adversely affect the interests of the Holders of Securities of any series.

          Upon request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 10.03, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

          SECTION 10.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the written consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee shall, subject to Section 10.03, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or impair the interest hereunder of the Trustee in the Collateral Bonds or Substituted Collateral Bonds, or reduce the principal amount of any issue of Collateral Bonds (except, as provided in this Indenture, upon the Release Date) or Substituted Collateral Bonds to an amount less than the principal amount of the Related Series of Securities or alter the payment provisions of such Collateral Bonds or Substituted Collateral Bonds in a manner adverse to the Holders of the Securities, in each case without the consent of the Holder of each Security so affected; or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

          (3) change the redemption provisions (including Article Twelve) hereof in a manner adverse to such Holder; or

          (4) modify any of the provisions of this Section or Section 6.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 7.11(b) and 10.01(7).

A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 10.03.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this Section 10.03. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 10.04.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 10.05.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 10.06.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE XI

                                   COVENANTS

          SECTION 11.01.  PAYMENTS OF PRINCIPAL AND INTEREST.

          With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

          SECTION 11.02.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain an office or agency in each Place of Payment where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 1.05.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Unless otherwise set forth in, or pursuant to, a Board Resolution or Indenture supplemental hereto with respect to a series of Securities, the Company hereby initially designates the Corporate Trust Office of Firstar Bank Milwaukee, National Association, in Milwaukee, Wisconsin, as such office of the Company.

          SECTION 11.03.  CORPORATE EXISTENCE.

          Subject to Article IX, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          SECTION 11.04.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (l) all material taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

          SECTION 11.05.  MAINTENANCE OF PROPERTIES.

          The Company will cause all material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors, desirable in the conduct of the business of the Company.

          SECTION 11.06. OPINIONS OF COUNSEL. The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Holders and all rights of the Trustee, and shall deliver to the Trustee:

          (a) Promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture but prior to the Release date, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture and any financing of continuation statements have been properly recorded and filed so as to make effective and to perfect the interest of the Trustee in the Collateral Bonds intended to be created by this Indenture for the benefit of the Holders from time to time of the Securities, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such interest effective; and

          (b) On or before May 1 of each year, commencing May 1, 1999, and prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 11.06(b) or the first Opinion of Counsel furnished pursuant to Section 11.06(a) hereof, with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the interest of the Trustee in the Collateral Bonds intended to be created by this Indenture for the benefit of the Holders from time to time of the Securities, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such security interest effective.

          SECTION 11.07. COMPLIANCE CERTIFICATES.

          (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company (which fiscal year currently ends on December 31), an Officer's Certificate stating whether or not the signer knows of any Default or Event of Default by the Company that occurred prior to the end of the fiscal year and is then continuing. If the signer does know of such a Default or Event of Default, the certificate shall describe each such Default or Event of Default and its status and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred. The Company shall also promptly notify the Trustee in writing should the Company's fiscal year be changed so that the end thereof is on any date other than the date on which the Company's fiscal year currently ends. The certificate need not comply with Section 1.02.

          (b) The Company shall deliver to the Trustee, within 10 days after the occurrence thereof, notice of any default which with the giving of notice and the lapse of time would be an Event of Default within the meaning of
Section 6.01(4) or (5).

          (c) The Company shall deliver to the Trustee forthwith upon becoming aware of a Default or Event of Default (but in no event later than 10 days after the occurrence of each Default or Event of Default that is continuing), an Officer's Certificate setting forth the details of such Default or Event of Default and the action that the Company proposes to take with respect thereto and the specific section or sections of this Indenture in connection with which such Default or Event of Default has occurred.

          SECTION 11.08. WAIVER OF STAY OR EXTENSION.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 11.09. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

          The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal And premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any

Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance or such money then remaining will be repaid to the Company.

          SECTION 11.10. RESTRICTIONS ON LIENS.

          (a) So long as any Securities are outstanding, the Company will not issue, assume, guarantee or permit to exist after the Release Date any Debt secured by any Lien on any Operating Property of the Company, whether owned at the date of this Indenture or thereafter acquired, without in any such case effectively securing the outstanding Securities (together with, if the Company shall so determine, any other Debt of or guaranteed by the Company ranking equally with, the Securities) equally and ratably with such Debt (but only so long as such Debt is so secured); PROVIDED, HOWEVER, that the foregoing restriction shall not apply to Debt secured by any of the following:

          (i) Liens on any Operating Property existing at the time of acquisition thereof (which Liens may also extend to subsequent repairs, alterations and improvements to such Operating Property);

          (ii) Liens on operating property of a corporation existing at the time such corporation is merged into or consolidated with the Company, or at the time of a sale, lease, or other disposition of the properties of such corporation or a division thereof as an entirety or substantially as an entirety to the Company;

          (iii) Liens on Operating Property to secure all or part of the cost of acquiring, constructing, developing, or substantially repairing, altering, or improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided such Liens are created or assumed contemporaneously with, or within eighteen (18) months after, such acquisition or the completion of construction, development, or substantial repair, alteration or improvement;

          (iv) Liens in favor of any State, or any department, agency, or instrumentality or political subdivision of any State, or for the benefit of holders of securities issued by any such entity (or providers of credit enhancement with respect to such securities), to secure any Debt (including, without limitation, obligations of the Company with respect to industrial development, pollution control or similar revenue bonds) incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, developing, or substantially repairing, altering, or improving Operating Property of the Company;

          (v) Any Lien created by any Substituted Mortgage Indenture securing Substituted Collateral Bonds;

          (vi) Any extension, renewal or replacement (or successive extensions, renewals, or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (i) to (v), inclusive; PROVIDED, HOWEVER, that the principal amount of Debt secured thereby and not otherwise authorized by said clauses (i) to (v), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal, or replacement, so secured at the time of such extension, renewal, or replacement.

          (b) Notwithstanding the provisions of Section 11.10(a), the Company may issue, assume, or guarantee Debt, or permit to exist after the Release Date any Debt, in each case, secured by Liens which would otherwise be subject to the restrictions of Section 11.10(a) up to an aggregate principal amount that, together with the principal amount of all other Debt of the Company secured by Liens (other than Liens permitted by Section 11.10(a) that would otherwise be subject to any of the foregoing restrictions) and the Value of all Sale and Lease-Back Transactions in existence at such time (other than (i) any Sale and Lease-Back Transaction that, if such Sale and Lease-Back Transaction had been a Lien, would have been permitted by Section 11.10(a), (ii) Sale and Lease-Back Transactions permitted by Section 11.11 because the commitment by or on behalf of the purchaser was obtained no later than eighteen (18) months after the later of events described in (i) or (ii) of Section 11.11, and (iii) Sale and Lease-Back Transactions as to which application of amounts have been made in accordance with clause (z) of Section 11.11), does not at the time exceed the greater of ten percent (10%) of Net Tangible Assets or ten percent (10%) of Capitalization.

          (c) If the Company shall issue, assume, or guarantee any Debt secured by any Lien and if Section 11.10(a) requires that the outstanding Securities be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the outstanding Securities and deliver the same to the Trustee along with:

          (ii) An Officers' Certificate stating that the covenant of the Company contained in Section 11.10(a) has been complied with; and

          (iii) An Opinion of Counsel to the effect that the Company has complied with the covenant contained in Section 11.10(a), and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

          In the event that the Company shall hereafter secure outstanding Securities equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 11.10, the Company will, upon the request of the Trustee, enter into an indenture or agreement supplemental hereto and take such other action, if any, as the Trustee may reasonably request to enable it to enforce effectively the rights of the Holders of outstanding Securities so secured, equally and ratably with such other obligation or indebtedness.

          SECTION 11.11. RESTRICTIONS ON SALE AND LEASE-BACK TRANSACTIONS. So long as any Securities are outstanding, the Company will not enter into or permit to exist after the Release Date any Sale and Lease-Back Transaction with respect to any Operating Property if, in any case, the commitment by or on behalf of the purchaser is obtained more than eighteen (18) months after the later of (i) the completion of the acquisition, construction, or development of such Operating Property or (ii) the placing in operation of such Operating Property or of such Operating Property as constructed, developed, or substantially repaired, altered, or improved, unless (x) the Company would be entitled pursuant to Section 11.10(a) to issue, assume, guarantee or permit to exist Debt secured by a Lien on such Operating
Property without equally and ratably securing the Securities or (y) the Company would be entitled pursuant to Section 11.10(b), after giving effect to such Sale and Lease-Back Transaction, to incur $1.00 of additional Debt secured by Liens (other than Liens permitted by Section 11.10(a)) or (z) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Operating Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Operating Property so leased, to the retirement, within one hundred eighty (180) days after the effective date of such Sale and Lease-Back Transaction, of Securities (in accordance with their terms) or other Debt of the Company ranking senior to, or equally with, the Securities; PROVIDED, HOWEVER, that the amount to be applied to such retirement of Debt shall be reduced by an amount equal to the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of Debt voluntarily retired by the Company within such one hundred eighty (180) day period, excluding retirement pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

                                  ARTICLE XII

                            REDEMPTION OF SECURITIES

          SECTION 12.01. APPLICABILITY OF ARTICLE.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

          SECTION 12.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

          SECTION 12.03. ELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 12.04. NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, unless otherwise provided in an indenture supplemental hereto, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (6) that the redemption is for a sinking fund, if such is the case;

          (7) the CUSIP number, if any, of the Securities to be redeemed; and

          (8) unless otherwise provided as to a particular series of Securities, if at the time of publication or mailing of any notice of redemption the Company shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 12.05. DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 11.08) an amount of money sufficient to pay the Redemption

Price of, and (except if the Redemption Date shall be an Interest Payment
Date) accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 12.06. SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          SECTION 12.07. SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XIII

                                 SINKING FUNDS

          SECTION 13.01. APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 13.02. SATISFACTION OF SINKING FUND PAYMENTS WITH
                         SECURITIES.

          The Company (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 13.03. REDEMPTION OF SECURITIES FOR SINKING FUND.

          Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 12.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
12.04.  Such notice having been

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

duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 12.06 and 12.07.


                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 14.01. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT
                         DEFEASANCE OR COVENANT DEFEASANCE.

          Unless pursuant to Section 3.01 provision is made for the inapplicability of either or both of (a) Defeasance of the Securities of a series under Section 14.02 or (b) Covenant Defeasance of the Securities of a series under Section 14.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 14.02 (unless inapplicable) or
Section 14.03 (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

          SECTION 14.02. DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise of the option provided in Section 14.01 to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in
Section 14.04 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in Section 14.04, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06,
11.02 and 11.09, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option with respect to Defeasance under this Section 14.02 notwithstanding the prior exercise of its option with respect to Covenant Defeasance under Section 14.03 in regard to the Securities of such series.

          SECTION 14.03. COVENANT DEFEASANCE.

          Upon the Company's exercise of the option provided in Section 14.01 to obtain a Covenant Defeasance with respect to the Outstanding Securities of a particular series, the

Company shall be released from its obligations under this Indenture (except its obligations under Sections 3.04, 3.05, 3.06, 6.06, 6.09, 7.10, 11.01,
11.02, 11.06, 11.08 and 11.09) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in
Section 14.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant Defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 3.04, 3.05, 3.06, 6.06, 6.09, 7.10, 11.01, 11.02, 11.06, 11.08 and 11.09), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 6.01(3) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

          SECTION 14.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to Defeasance under Section
14.02 and Covenant Defeasance under Section 14.03 with respect to the Outstanding Securities of a particular series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.09 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

          (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (6) or (7) of Section 6.01 shall occur and be continuing, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such deposit, Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (4) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Exchange Act to be delisted.

          (5) In the case of an election with respect to Section 14.02, the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

          (6) In the case of an election with respect to Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

          (7) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to
     Section 3.01.

          (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section
     14.02 or the Covenant Defeasance under Section 14.03 (as the case may be) have been complied with.

          SECTION 14.05. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE
                         HELD IN TRUST.

          Subject to the provisions of the last paragraph of Section 11.08, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 14.05, the "Trustee") pursuant to Section 14.04 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver to pay to the Company from time to time upon company Request any money or Government Obligations held by it as provided in Section
14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                                   ARTICLE XV

                                 MISCELLANEOUS

          SECTION 15.01. MISCELLANEOUS.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   WISCONSIN PUBLIC SERVICE CORPORATION





                                   By:  /s/ Daniel P. Bittner
                                       -------------------------------------
                                   Name:     Daniel P. Bittner
                                   Title:    Senior Vice President-Finance

Attest:

/s/ Francis J. Kicsar
-------------------------------------
Name:     Francis J. Kicsar
Title:    Secretary

                                   FIRSTAR BANK MILWAUKEE, NATIONAL ASSOCIATION, as Trustee





                                   By: /s/ Amy E. Nolde
                                      -------------------------------------
                                   Name:     Amy E. Nolde
                                   Title:    Assistant Vice President

Attest:

/s/ Yvonne Siira
-------------------------------------
Name:     Yvonne Siira

Title:    Assistant Secretary


                                       -90-